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                                                                   EXHIBIT 23.1

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-36701.


                                                      ARTHUR ANDERSEN LLP

March 27, 1998